NEWBUILDINGS	6 Months Ended
Jun. 30, 2022
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGS
In the first six months of 2022, we paid the second installments totaling $13.7 million under four out of the seven Kamsarmax newbuilding contracts entered in 2021. As of June 30, 2022, we had capitalized costs of $49.8 million relating to construction contracts for the seven newbuildings.

In June 2022, we entered into agreements to construct a total of three Kamsarmax vessels. The vessels are expected to be delivered to us by the first quarter of 2025. Capital commitments will be financed through the below-mentioned Ultramax vessels sales proceeds, with operating cash flows and debt financing to be established closer to the delivery of the newbuildings.